Exhibit 99.1
Shoulder Innovations Announces Strategic Partnership with INS to Introduce a Robotic Platform for Shoulder Arthroplasty

Partnership will Expand Shoulder Innovations’ Disruptive Ecosystem with Advanced Enabling Technology, Complementing Surgeon and Patient Needs in the ASC
Management to Participate in a Fireside Chat at the Piper Sandler 37th Annual Healthcare Conference Today at 8:30 a.m. ET
Grand Rapids, MI – December 3, 2025 – Shoulder Innovations, Inc. (Shoulder Innovations, or the Company) (NYSE: SI), a commercial-stage medical technology company exclusively focused on transforming the shoulder surgical care market, today announced a strategic partnership with Interventional Systems (INS), a developer of robotic solutions for minimally invasive surgery, to introduce a transformative shoulder-specific micro-robotic solution designed to further enhance shoulder surgical precision, workflow efficiency, and enable exciting, new clinical approaches in the total shoulder arthroplasty and reverse shoulder arthroplasty markets.
This partnership will broaden Shoulder Innovations’ disruptive ecosystem with more advanced enabling technology. Once developed, this new robotic solution will integrate with the Company’s ProVoyance platform to deliver a comprehensive enabling technology solution, with the goal of improving surgical accuracy and workflow, while meeting the needs of patients and surgeons across all sites of care, particularly ambulatory surgery centers (ASCs). To further support mobility and ease of implementation, the robot is designed to be transported directly into the operating room as a portable unit.
With this system, Shoulder Innovations plans to address many of the challenges associated with robotic surgery, including high implementation costs, difficult mobility, costly perioperative inefficiencies, and steep technical learning curves. Orthopedic shoulder surgeons, healthcare facilities, and patients are expected to benefit from a portable solution that facilitates streamlined and consistent surgical workflows, ease-of-use, and real-time adjustments during surgery.
“We are thrilled to see our innovations resonating with the market and driving rapid share gains,” said Rob Ball, CEO of Shoulder Innovations. “Our team has helped deliver some of the most transformative advances in shoulder arthroplasty and we are applying that experience and capital raised through our recent IPO to introduce a finely tuned enabling technology platform for shoulder surgical care. While this latest addition will improve shoulder surgery in its current form, we are excited about how we can further reshape the marketplace as the true capabilities of our broader technology are developed and deployed. These solutions stand to transform every operating room into a robotic environment, leveraging a platform from INS already proven in other markets to maximize our ability to execute efficiently.”
“INS has a strong track record of deploying our micro-robotic technology across multiple U.S. healthcare markets with large strategic partners. We identified the fast-growing shoulder arthroplasty market as our next step and Shoulder Innovations as the ideal partner,” said Pedro Costa, Chief Strategy Officer of INS. “We are excited to work together to bring this technology to market and advance our shared goal of using micro-robotics to make procedures more efficient, precise, and cost-effective.”
For additional information on Shoulder Innovations’ partnership with INS, please see this video.
About Interventional Systems
Interventional Systems (iSYS Medizintechnik GmbH) is a medical device company developing innovative robotic solutions for minimally invasive surgery and percutaneous procedures. Its flagship product, Micromate™ is a versatile miniature robotic platform, cleared for 2D and 3D image-guided, needle-based procedures. INS is headquartered in Kitzbühel, Austria, with offices in Austria, Germany, and Portugal. Further information is available at www.interventional-systems.com.
About Shoulder Innovations
Shoulder Innovations is a commercial-stage medical technology company exclusively focused on transforming the shoulder surgical care market, with a current offering of advanced implant systems for shoulder arthroplasty. These systems are a core element of Shoulder Innovations’ ecosystem, which is designed to improve core components of shoulder surgical care – preoperative planning, implant design and procedural efficiency – to benefit each stakeholder in the care chain. Shoulder Innovations’ ecosystem is also comprised of enabling technologies, efficient instrument systems, specialized support and surgeon-to-surgeon collaboration. Together, these elements seek to address the long-standing clinical and operational challenges in the shoulder surgical care market by delivering predictable outcomes, procedural simplicity, and efficiency across all sites of care.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as "believe," "expect," "anticipate," "intend," "estimate," "project," "outlook," "forecast," "target," "trend," "plan," "goal," or other words of comparable meaning or future-tense or conditional verbs such as "may," "will," "should," "would," or "could."
Statements concerning the Company's future are forward-looking statements, and are based on management's current expectations, assumptions and beliefs about the Company's business, financial performance, creation of long-term shareholder value, operating results, the industry in which the Company operates and possible future events. These statements include, but are not limited to, statements regarding the Company's anticipated growth prospects, future operating and financial performance, and the expected benefits from the new robotics system under development with the Company and INS. Forward-looking statements convey the Company's expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. Forward-looking statements are not guarantees of future results and are subject to risks, uncertainties, assumptions and other important factors, which may change over time and many of which are beyond the Company's control, and which could cause the Company's actual results to materially and adversely differ from those expressed in any forward-looking statement, including (i) the Company’s history of significant net losses; (ii) failure to manage the growth of the

Company’s business; (iii) the Company’s inability to compete successfully against its existing or potential competitors; (iv) failure to develop, retain, or expand an effective dedicated commercial leadership team; (v) risks associated with litigation; (vi) the Company’s dependence upon the adoption of its implant systems by hospitals, ambulatory surgery centers, surgeons and patients; (vii) the Company’s ability to enhance its implant systems, expand its indications and develop and commercialize additional products in a timely manner; (viii) risks associated with the Company’s third-party manufacturers and suppliers; (ix) demand forecasts for the Company’s implant systems; (x) the Company’s ability to demonstrate to shoulder specialists or key opinion leaders the merits of its implant systems; (xi) federal and state healthcare laws and government regulation and oversight over the Company’s devices and operations; (xii) the Company’s ability to obtain and maintain patent and other intellectual property protection over its products; (xiii) risks associated with the Company’s common stock; and (xiv) the other important factors described in the Company’s most recently filed Quarterly Report on Form 10-Q and subsequent other filings with the Securities and Exchange Commission.
These documents are available in the Investor Relations section of the Company's website at www.shoulderinnovations.com (information on the website is not incorporated by reference into this presentation and should not be considered part of this document).
You should not place undue reliance on forward-looking statements. The information in this press release is provided as of today's date only, and, except as required by federal securities law, the Company does not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or for any other reason after today.
Contact
Brian Johnston or Sam Bentzinger
Gilmartin Group LLC
ir@shoulderinnovations.com